Where Intelligence Meets Infrastructure® Bank of America Merrill Lynch Leveraged Finance Conference December 4, 2018

NON-GAAP Financial Measures Non-GAAP Financial Measures In an effort to provide investors with additional information regarding the Company’s results as determined under GAAP, the Company also provides non-GAAP information that management believes is useful to investors. These non-GAAP measures have limitations as analytical tools, and securities analysts, investors and other interested parties should not consider any of these non-GAAP measures in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures used by other companies. The Company presents adjusted net income, adjusted net income per diluted share, adjusted operating income, adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin as performance measures because management uses these measures in evaluating the Company’s underlying performance on a consistent basis across periods and in making decisions about operational strategies. Management also believes these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of the Company’s recurring performance. The Company presents net debt and net debt leverage as performance measures because management uses them in evaluating its capital management, and the investment community commonly uses them as measures of indebtedness. The Company presents free cash flow because management believes it is commonly used by the investment community to measure the Company’s ability to create liquidity. The calculations of these non-GAAP measures and reconciliations to GAAP results are included as an attachment to this presentation and have been posted online at www.muellerwp.com. Forward-Looking Statements This press release contains certain statements that may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements that address activities, events or developments that we intend, expect, plan, project, believe or anticipate will or may occur in the future are forward-looking statements, including statements regarding our go-to-market strategies, operational excellence, acceleration of new product development, continued growth in our end markets, net sales growth and adjusted operating income targets, growth and capital allocation strategies and future warranty charges. Forward-looking statements are based on certain assumptions and assessments made by us in light of our experience and perception of historical trends, current conditions and expected future developments. Actual results and the timing of events may differ materially from those contemplated by the forward-looking statements due to a number of factors, including regional, national or global political, economic, business, competitive, market, regulatory and tariff conditions, manufacturing and product performance, warranty assumptions (including the adequacy of our reserves related thereto), expectations regarding higher volumes, continued execution of our cost productivity initiatives and improved pricing, the failure to satisfy any conditions to our acquisition of Krausz Industries, Ltd., the failure to realize any of the anticipated benefits of our acquisition of Krausz within the time period currently expected (or at all) for any reason (including as a result of actions taken by the United States or foreign governments or regulatory authorities concerning the manufacturing and import of goods from other jurisdictions), the risk that the integration of Krausz’s operations into our own will be materially delayed or will be more costly or difficult than expected, the effect of the announcement of the acquisition on our business or the business of Krausz, diversion of management’s attention from our ongoing business operations and opportunities, and other factors that are described in the section entitled “RISK FACTORS” in Item 1A of our most recently filed Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. Undue reliance should not be placed on any forward-looking statements. We do not have any intent to update forward-looking statements, except as required by law. Reclassified Financial Information The Company sold its Anvil business in the 2017 second quarter. Amounts applicable to Anvil have been classified as discontinued operations. On October 1, 2017, we adopted Financial Accountings Standards Board Accounting Standards Update No. 2017-07, which requires us to exclude from operating income the components of net periodic benefit cost other than service cost. Accordingly, we have reclassified pension costs from selling, general and administrative expenses and cost of sales to pension costs other than service. 2

Mueller Water Products at a Glance HISTORY LTM FINANCIALS END MARKETS* FISCAL YEAR 2018 • Founded 160 years ago as of Sep. 30, 2018 <10% % of Natural gas • Spun off from Walter Total utilities Industries in 2006 $ in millions Net sales $ 916.0 • Listed on NYSE (MWA) June 1, 2006 Infrastructure $ 818.8 89.4% ≈60% Repair and replacement of municipal water • Divested U.S. Pipe (2012) Technologies $ 97.2 10.6% ≈30% systems and Anvil (2017) Residential construction % of Net Sales Adjusted operating $ 137.3 15.0% income Adjusted EBITDA $ 180.0 19.7% * End market data based on company estimates, rounded to 5%, and includes all sales for Infrastructure and Technologies segments. 3

Focused Strategy and Execution Driving Results Where Intelligence Meets Infrastructure® Committed to delivering sustainable and efficient solutions for our customers and the work they do by bridging the gap between intelligence and infrastructure, helping our customers deliver the most important water resources to their communities and enabling smart cities of the future. IMPLEMENT A DRIVE DELIVER INTEGRATED, GO-TO-MARKET ACCELERATE CONTINUOUSLY CUSTOMER-FOCUSED STRATEGY THAT DEVELOPMENT OF TOWARDS SUPPORT AND LEVERAGES ALL OF NEW PRODUCTS OPERATIONAL ALIGNMENT OUR PRODUCTS EXCELLENCE AND SERVICES We are a trusted partner for our customers with solutions and products that are recognized for their reliability, innovation and ability to deliver the lowest total cost of ownership. We help utilities increase operational efficiencies, improve service levels, prioritize capital spending, ensure access to water, and protect lives and property. OUR CORE PRINCIPLES Respect | Integrity | Trust 4

Investment Highlights • Leading brand and municipal market specification positions • Large installed base of iron gate valves and fire hydrants STRONG COMPETITIVE POSITION • Comprehensive distribution network and strong end-user relationships • Low-cost manufacturing operations using lost foam process • Favorable market dynamics in municipal and residential end-markets FUNDAMENTALLY SOUND • Aging infrastructure with increasing public awareness driving need for investment requiring LONG-TERM DYNAMICS a $1.7 trillion investment, according to the American Water Works Association(1) • End-markets served by limited number of suppliers MANUFACTURING EXCELLENCE • Enhanced operational excellence initiatives delivering ongoing productivity improvements • Capital investments and efficiencies driving margin expansion and continued investment in DRIVING MARGIN IMPROVEMENT product development LEVERAGING STRENGTHS TO • Intelligent Water TechnologyTM solutions helping utilities actively diagnose, monitor and control the delivery of drinking water INVEST IN EMERGING GROWTH • Proprietary fixed leak detection, pipe condition assessment and smart metering offerings AREAS • Flexible and scalable technology platform for smart water network STRONG BALANCE SHEET AND • Strong balance sheet and free cash flow driving balanced and disciplined capital allocation • Enabling growth through acquisitions, new product development and capital investments, while FREE CASH FLOW returning cash to shareholders through dividends and share repurchases (1) American Water Works Association, Buried No Longer: Confronting America’s Water Infrastructure Challenge 2012 5

Products and Markets

Our Leading Product Positions FIRE IRON GATE BUTTERFLY BRASS HYDRANTS VALVES VALVES PRODUCTS PRODUCT PRODUCT PRODUCT PRODUCT #1 POSITION #1 POSITION #1 POSITION #2 POSITION A.Y. McDonald ACIPCO DeZURIK Ford Meter Box McWane Company estimates based on internal analysis and information from trade associations and distributor networks, where available. 7

Bringing Value to our Customers • Providing valued products and services to over 50,000 municipalities and utilities • Utilizing proprietary smart technologies to help our customers actively diagnose, monitor and control the delivery of drinking water • Developing new technology offerings which utilize fire hydrant base owned by municipalities 8

U.S. Water Infrastructure Requires Substantial Long-Term Investment

REPAIR & REPLACEMENT MARKET

- Restoring existing water systems and expanding them to serve a growing population through 2050 will require a $1.7 trillion investment[1]
- ASCE graded drinking water infrastructure a D[2]
- At least 40 cities under consent decrees: Atlanta, Baltimore, Washington, D.C., Suburban Washington, D.C. (WSSC), New Orleans
- EPA analysis indicates the need to address aging transmission and distribution pipes is accelerating (see chart below); valves and hydrants are generally replaced along with pipe replacement and repair



Percentage of Replacement Need
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Accelerating Need
(3)
2000
2010
2020
2030
2040
2050
2060
2070
Year

FUTURE DRINKING WATER INFRASTRUCTURE EXPENDITURE NEEDS[4]



TREATMENT
$72.5B
STORAGE
$39.5B
SOURCE
$20.5B
OTHER
$4.2B
TRANSMISSION & DISTRIBUTION
$247.5B
Area in which Mueller Water Products operates

20-Year Need for Water Infrastructure = $384B

(1) American Water Works Association, Buried No Longer: Confronting America's Water Infrastructure Challenge 2012
(2) ASCE: 2017 Report Card for America's Infrastructure
(3) The EPA Clean Water and Drinking Water Infrastructure Gap Analysis 2002
(4) EPA 2013 Drinking Water Needs Survey and Assessment

MUELLER Mueller Water Products
9

Funding Water Infrastructure Repair Historical Water rates compared to other utilities(1) 600 CPI Utilities (NSA 1982-1984 = 100) 500 400 300 200 100 Utility Sources of Funding 0 • Majority of utilities have service connection fees and/or capital recovery (3) 1953 1958 1963 1968 1973 1978 1983 1988 1993 1998 2003 2008 2013 2018 charges, with median fees of about $6,400 CPI Water CPI Nat Gas CPI Postage CPI Electricity CPI All Items • CPI for water and sewerage maintenance increased 3.3% for 12 months ended September 2018(1) (1) Bureau of Labor Statistics (4) (2) 2016 Strategic Directions: U.S. Water Industry – Black & Veatch • 96% funded at state and local government level (3) American Water Works Association 2016 Water and Wastewater Rate Survey (4) RAND Corporation 2017 Report titled “Not Everything is Broken” • Drinking Water State Revolving Fund: $863 million in FY 2017 10

Focus on Manufacturing Excellence Driving Organic Growth • Infrastructure has strong adjusted EBITDA margins (26.6% in FY2018) providing a base for future growth • Enhanced operational initiatives driving ongoing productivity improvements to facilitate innovation, increase new product development, and strengthen product margins Capital New Product Investment Development Lean Manufacturing 11

Strong Need for Intelligence in Water Infrastructure Black & Veatch 2016 Strategic Directions in the U.S. Water Industry “Smart metering is a highly successful way of accurately identifying water loss.” Water Conservation Non-Revenue Water Customer Service Focus • 37% of U.S. experiencing drought • Up to 30% of treated water is lost • Awareness/education or abnormally dry conditions(1) or unaccounted for in the water system(4) • Ongoing monitoring • 240,000 water main breaks per year(2) • Growing number of states • Sustainability requiring water loss audits(5) • 27% increase in break rates since 2012(3) (1) U.S. Drought Monitor as of October 30, 2018 (includes contiguous 48 states) (2) EPA Aging Water Infrastructure Research Program (3) “Water Main Break Rates in the USA and Canada: A Comprehensive Study,” March 2018, Steven Folkman at Utah State University (4) Navigant Research (5) National Resource Defense Council 12

Technologies Bringing Intelligence to Water Infrastructure Intelligent Water TechnologyTM is Mueller’s full-line of innovative solutions, products and services that actively diagnose, monitor and control the delivery of safe, clean drinking water to consumers and businesses Smart Metering Leak Detection and Pipe Condition Assessment • Provide longer-range AMI systems • Detect leaks on transmission and • Manage water service distribution mains; ongoing remotely monitoring • Detect leaks • Assess condition of • Increase education and distribution and customer service with transmission mains consumer portal • Provide data analytics to manage water assets 13

Financial Performance

Focused Execution Driving Results PURSUED STRATEGIC GENERATED FREE CASH FLOW IMPROVED PRODUCTIVITY AND OPPORTUNITIES REDUCED COSTS • Leveraged Mueller brand to drive • Produced strong record of free cash • Divested Anvil and U.S. Pipe organic growth flow generation driven by improvements in operating results • Reorganized the Company around • Acquired automatic control valves and management of working product value streams • Acquired and investing in leak capital • Implemented cost savings to fund detection and pipe condition • Generated approximately $180 investments in manufacturing and assessment technologies million in free cash flow in last new product development • Acquired and investing in AMI three years (FY2016 to FY2018) • Implemented Lean manufacturing technology • Reduced debt by $650 million and other productivity improvements: • Enhanced Smart Water offering since September 30, 2008 with remote disconnect meter, • Increased production capacity • Refinanced debt in June 2018 with within existing footprint integrated leak detection, and $450 million of 5.5% Senior Notes longer-range communications due 2026 • Lowered labor costs capabilities • Reduced manufacturing • Acquired Krausz Industries, leader footprint in pipe repair couplings, grips and clamps 15

History of Strong Financial Performance Delivered 26% cumulative net sales growth since 2013 (4.7% CAGR) with 76% cumulative adjusted EBITDA growth yielding a 570 bps. improvement in adjusted EBITDA margin since 2013 (1) Consolidated Net Sales Consolidated Adjusted EBITDA and ($ in millions) Adjusted EBITDA Margin ($ in millions) $1,000 $250 $916 19.5% 19.8% 19.7% $900 $826 18.1% 20.0% $783 $793 $801 $800 $730 $200 16.2% $180 $700 14.0% $156 $164 15.0% $143 $600 $150 $127 $500 $102 10.0% $400 $100 $300 $200 $50 5.0% $100 $0 $0 0.0% FY2013 FY2014 FY2015 FY2016 FY2017 FY2018 FY2013 FY2014 FY2015 FY2016 FY2017 FY2018 (1) Adjusted EBITDA excludes other charges of $1.4 million in 2013, $3.1 million in 2014, $7.9 million in 2015, $7.2 million in 2016, $21.2 million in 2017 and $19.7 in 2018 16

Q4 2018 Consolidated Financial Highlights • Net sales increased 12.1% to $254.3 million driven by higher volumes at both Infrastructure and Fourth Quarter 2018 2017 Technologies, as well as higher pricing at Infrastructure Net sales $ 254.3 $ 226.9 • Adjusted operating income increased 8.7% to $42.6 Adj. operating income $ 42.6 $ 39.2 million driven by higher volumes and higher pricing, which were partially offset by higher costs due to Adj. operating margin 16.8% 17.3% inflation and manufacturing inefficiencies at Infrastructure Adj. net income per share $ 0.17 $ 0.15 • Adjusted EBITDA increased 8.0% to $53.7 million Adj. EBITDA $ 53.7 $ 49.7 compared with $49.7 million in 2017 • LTM Adjusted EBITDA was $180.0 million, or 19.7% Adj. EBITDA margin 21.1% 21.9% of net sales $ in millions except per share amounts • Adjusted net income per diluted share increased 4Q18 results exclude $2.1 million of strategic reorganization and other charges, $0.3 million related 13.3% to $0.17 compared with $0.15 last year to the reduction of our ABL commitment, and $0.1 million related to the tax legislation 4Q17 results exclude strategic reorganization and other charges of $5.4 million and $0.2 million inventory purchase accounting adjustment 17

2019 Full Year Outlook Full year 2019 expectations reflect the current business environment, and exclude the impact from the acquisition of Krausz Industries Ltd. • Healthy demand in all end markets with municipal spending growth in the low to mid-single digit range, residential construction growth in the mid-single digit range and natural gas distribution growth in the mid to high-single digit range • Organic consolidated net sales growth between 4 and 6 percent supported by increased volume growth and higher pricing • Based on the current outlook for product mix and inflation, adjusted operating income growth between 7 and 9 percent from $137.3 million of adjusted operating income in 2018 • Corporate SG&A expenses between $35 million and $37 million • Net interest expense between $20 million and $21 million • Effective income tax rate between 25% and 27% • Depreciation and amortization between $50 million and $53 million, and capital expenditures between $56 million and $60 million 18

Strong Balance Sheet with Significant Flexibility • Net debt leverage was 0.5x at September 30, 2018, down from a peak of more than 6x • Refinanced debt in June 2018 with $450 million of 5.5% Senior Notes due 2026 providing fixed interest rates over an 8-year period • Have $175 million ABL Agreement with no outstanding borrowings and about $125 million excess availability at September 30, 2018 − No financial maintenance covenants as long as we maintain excess availability of $17.5 million Total Debt $1,800 ($ in millions) $1,600 $1,549 $1,400 $1,200 $1,127 $1,101 $1,096 $1,000 $740 $800 $692 $678 $623 $601 $600 $546 $489 $484 $481 $445 $400 $200 $0 Mar-06 FY06 FY07 FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 19

Balanced and Disciplined Capital Allocation STRATEGIC INVESTMENTS SHAREHOLDERS BALANCE SHEET • Driving organic growth through • Increased dividend 25% in • Reduced debt by $1.1 billion since capital investments and January 2018 which is the fourth March 31, 2006 and $650 million acquisitions increase in the last three years since September 30, 2008 • Increased capital expenditures by • Repurchased $85 million worth of • Capital structure and net leverage $15 million in 2018 to $56 million shares since January 2017 with position provides flexibility to $160 million available in share support acquisitions and • Building pipeline for acquisitions repurchase program shareholders to expand product portfolio, leverage existing relationships and capabilities, and grow geographic footprint • Acquired Singer Valve to expand product portfolio • Acquired Krausz Industries, leader in pipe repair couplings, grips and clamps 20

Investment Highlights • Leading brand and municipal market specification positions • Large installed base of iron gate valves and fire hydrants STRONG COMPETITIVE POSITION • Comprehensive distribution network and strong end-user relationships • Low-cost manufacturing operations using lost foam process • Favorable market dynamics in municipal and residential end-markets FUNDAMENTALLY SOUND • Aging infrastructure with increasing public awareness driving need for investment requiring LONG-TERM DYNAMICS a $1.7 trillion investment, according to the American Water Works Association(1) • End-markets served by limited number of suppliers MANUFACTURING EXCELLENCE • Enhanced operational excellence initiatives delivering ongoing productivity improvements • Capital investments and efficiencies driving margin expansion and continued investment in DRIVING MARGIN IMPROVEMENT product development LEVERAGING STRENGTHS TO • Intelligent Water TechnologyTM solutions helping utilities actively diagnose, monitor and control the delivery of drinking water INVEST IN EMERGING GROWTH • Proprietary fixed leak detection, pipe condition assessment and smart metering offerings AREAS • Flexible and scalable technology platform for smart water network STRONG BALANCE SHEET AND • Strong balance sheet and free cash flow driving balanced and disciplined capital allocation • Enabling growth through acquisitions, new product development and capital investments, while FREE CASH FLOW returning cash to shareholders through dividends and share repurchases (1) American Water Works Association, Buried No Longer: Confronting America’s Water Infrastructure Challenge 2012 21

Supplemental Data

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures Quarter ended September 30, 2018 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 223.5 $ 30.8 $ — $ 254.3 Gross profit (loss) $ 77.4 $ 8.1 $ — $ 85.5 Selling, general and administrative expenses 27.3 7.8 7.8 42.9 Strategic reorganization and other charges — — 2.1 2.1 Operating income (loss) $ 50.1 $ 0.3 $ (9.9) $ 40.5 Operating margin 22.4% 1.0% 15.9% Capital expenditures $ 25.5 $ 3.3 $ — $ 28.8 Reconciliation of non-GAAP performance measures to GAAP performance measures: Net income $ 25.0 Strategic reorganization and other charges 2.1 Loss on early extinguishment of debt 0.3 One-time impacts from tax legislation 0.1 Income tax benefit of adjusting items (0.7) Adjusted net income $ 26.8 Weighted average diluted shares outstanding 159.2 Adjusted net income per diluted share $ 0.17 23

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures Quarter ended September 30, 2018 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 25.0 Loss on early extinguishment of debt 0.3 Income tax expense (1) 9.7 Interest expense, net (1) 5.2 Pension costs other than service 0.3 Operating income (loss) $ 50.1 $ 0.3 $ (9.9) 40.5 Strategic reorganization and other charges — — 2.1 2.1 Adjusted operating income (loss) 50.1 0.3 (7.8) 42.6 Pension costs other than service — — (0.3) (0.3) Depreciation and amortization 9.7 1.7 — 11.4 Adjusted EBITDA $ 59.8 $ 2.0 $ (8.1) $ 53.7 Adjusted operating margin 22.4% 1.0% 16.8% Adjusted EBITDA margin 26.8% 6.5% 21.1% Reconciliation of free cash flow to net cash provided by operating activities of continuing operations: Net cash provided by operating activities of continuing operations $ 62.6 Less capital expenditures (28.8) Free cash flow $ 33.8 (1) We do not allocate interest or income taxes to our segments. 24

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures Quarter ended September 30, 2017 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 204.4 $ 22.5 $ — $ 226.9 Gross profit $ 76.3 $ 4.7 $ — $ 81.0 Selling, general and administrative expenses 25.5 6.9 9.6 42.0 Other charges 0.6 0.6 4.2 5.4 Operating income (loss) $ 50.2 $ (2.8) $ (13.8) $ 33.6 Operating margin 24.6% (12.4)% 14.8% Capital expenditures $ 14.7 $ 3.8 $ 0.5 $ 19.0 Reconciliation of non-GAAP performance measures to GAAP performance measures: Net income $ 19.3 Loss from discontinued operations (after tax) 0.8 Strategic reorganization and other charges 5.4 Inventory purchase accounting adjustment 0.2 Income tax benefit of adjusting items (1.6) Adjusted net income $ 24.1 Weighted average diluted shares outstanding 160.2 Adjusted net income per diluted share $ 0.15 25

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures Quarter ended September 30, 2017 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 19.3 Loss from discontinued operations (after tax) 0.8 Income tax expense (1) 8.0 Interest expense, net (1) 5.2 Pension costs other than service 0.3 Operating income (loss) $ 50.2 $ (2.8) $ (13.8) 33.6 Inventory purchase accounting adjustment 0.2 — — 0.2 Strategic reorganization and other charges 0.6 0.6 4.2 5.4 Adjusted operating income (loss) 51.0 (2.2) (9.6) 39.2 Pension costs other than service (0.1) — (0.2) (0.3) Depreciation and amortization 9.3 1.4 0.1 10.8 Adjusted EBITDA $ 60.2 $ (0.8) $ (9.7) $ 49.7 Adjusted operating margin 25.0% (9.8)% 17.3% Adjusted EBITDA margin 29.5% (3.6)% 21.9% Reconciliation of free cash flow to net cash provided by operating activities of continuing operations: Net cash provided by operating activities of continuing operations $ 34.0 Less capital expenditures (19.0) Free cash flow $ 15.0 (1) We do not allocate interest or income taxes to our segments. 26

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures Year ended September 30, 2018 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 818.8 $ 97.2 $ — $ 916.0 Gross profit (loss) $ 284.7 $ 5.2 $ — $ 289.9 Selling, general and administrative expenses 104.5 29.5 32.7 166.7 Gain on sale of idle property — — (9.0) (9.0) Strategic reorganization and other charges 0.1 0.1 10.3 10.5 Operating income (loss) $ 180.1 $ (24.4) $ (34.0) $ 121.7 Operating margin 22.0% (25.1)% 13.3% Capital expenditures $ 47.3 $ 8.3 $ 0.1 $ 55.7 Reconciliation of non-GAAP performance measures to GAAP performance measures: Net income $ 105.6 One-time impacts from tax legislation (35.0) Warranty charge 14.1 Gain on sale of idle property (9.0) Strategic reorganization and other charges 10.5 Loss on early extinguishment of debt 6.5 Gain on settlement of interest rate swap contracts (2.4) Income tax benefit of adjusting items (5.6) Adjusted net income $ 84.7 Weighted average diluted shares outstanding 159.7 Adjusted net income per diluted share $ 0.53 27

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures Year ended September 30, 2018 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 105.6 Loss on early extinguishment of debt 6.5 Gain on settlement of interest rate swap contracts (2.4) Income tax benefit (1) (9.9) Interest expense, net (1) 20.9 Pension costs other than service 1.0 Operating income (loss) $ 180.1 $ (24.4) $ (34.0) 121.7 Warranty charge — 14.1 — 14.1 Gain on sale of idle property — — (9.0) (9.0) Strategic reorganization and other charges 0.1 0.1 10.3 10.5 Adjusted operating income (loss) 180.2 (10.2) (32.7) 137.3 Pension costs other than service — — (1.0) (1.0) Depreciation and amortization 37.4 6.1 0.2 43.7 Adjusted EBITDA $ 217.6 $ (4.1) $ (33.5) $ 180.0 Adjusted operating margin 22.0% (10.5)% 15.0% Adjusted EBITDA margin 26.6% (4.2)% 19.7% Reconciliation of net debt to total debt (end of period): Current portion of long-term debt $ 0.7 Long-term debt 444.3 Total debt 445.0 Less cash and cash equivalents 347.1 Net debt $ 97.9 Net debt leverage (net debt divided by trailing twelve months’ adjusted EBITDA) 0.5x Reconciliation of free cash flow to net cash provided by operating activities of continuing operations: Net cash provided by operating activities of continuing operations $ 132.7 Less capital expenditures (55.7) Free cash flow $ 77.0 (1) We do not allocate interest or income taxes to our segments. 28

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures Year ended September 30, 2017 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 739.9 $ 86.1 $ — $ 826.0 Gross profit $ 259.9 $ 8.0 $ — $ 267.9 Selling, general and administrative expenses 93.4 27.6 34.4 155.4 Other charges 2.7 0.7 7.0 10.4 Operating income (loss) $ 163.8 $ (20.3) $ (41.4) $ 102.1 Operating margin 22.1% (23.6)% 12.4% Capital expenditures $ 28.5 $ 11.4 $ 0.7 $ 40.6 Reconciliation of non-GAAP performance measures to GAAP performance measures: Net income $ 123.3 Income from discontinued operations (after tax) (69.0) Discrete warranty charge 9.8 Inventory purchase accounting adjustment 1.0 Strategic reorganization and other charges 10.4 Income tax benefit of adjusting items (4.3) Adjusted net income $ 71.2 Weighted average diluted shares outstanding 161.8 Adjusted net income per diluted share $ 0.44 29

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures Year ended September 30, 2017 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 123.3 Income from discontinued operations (after tax) (69.0) Income tax expense (1) 24.2 Interest expense, net (1) 22.2 Pension costs other than service 1.4 Operating income (loss) $ 163.8 $ (20.3) $ (41.4) 102.1 Warranty charge — 9.8 — 9.8 Inventory purchase accounting adjustment 1.0 — — 1.0 Strategic reorganization and other charges 2.7 0.7 7.0 10.4 Adjusted operating income (loss) 167.5 (9.8) (34.4) 123.3 Pension costs other than service (0.4) — (1.0) (1.4) Depreciation and amortization 36.3 5.2 0.4 41.9 Adjusted EBITDA $ 203.4 $ (4.6) $ (35.0) $ 163.8 Adjusted operating margin 22.6% (11.4)% 14.9% Adjusted EBITDA margin 27.5% (5.3)% 19.8% Reconciliation of net debt to total debt (end of period): Current portion of long-term debt $ 5.6 Long-term debt 475.0 Total debt 480.6 Less cash and cash equivalents 361.7 Net debt 118.9 Net debt leverage (net debt divided by trailing twelve months’ adjusted EBITDA) 0.7x Reconciliation of free cash flow to net cash used in operating activities of continuing operations: Net cash provided by operating activities of continuing operations $ 59.4 Less capital expenditures (40.6) Free cash flow $ 18.8 (1) We do not allocate interest or income taxes to our segments. 30

Questions